IMS CAPITAL VALUE FUND
IMS STRATEGIC INCOME FUND
IMS DIVIDEND GROWTH FUND

Supplement to the Prospectus dated September 30, 2010

The following is added to the fee table under “Summary Section – IMS Dividend Growth Fund”.

Fees and Expenses of the Fund

        New Expense Cap Limitation.  Effective September 1, 2011, the Fund’s advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2012, subject to the advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap.  This expense cap may not be terminated prior to October 31, 2012 except by the Board of Trustees.

The following disclosure is added to the strategy and risk discussions for the IMS Strategic Income Fund.

Foreign Securities.   Effective September 1, 2011, the Fund has increased from 25% to 35% the amount of its assets (measured at the time of purchase) that it may invest in foreign equity and debt securities of any duration, quality and maturity.

Potential  High Yield Bond Exposure.   The Fund may hold a substantial portion of its assets in high yield bonds rated below investment grade (commonly known as “junk bonds”).   Because the Fund is strategic and has the ability to invest across multiple bond sectors when it finds opportunities, the Fund could have up to 70% of its assets in high yield bonds.  This could only be accomplished if the Fund chose to hold the maximum allowed percentage in U.S. high yield bonds, 35%, and chose to hold the maximum percentage in foreign bonds, 35%, and chose to hold all of that 35%, in foreign high yield bonds, without owning any foreign investment grade bonds.  The Fund currently has approximately 50% of its assets invested in high yield bonds.  This amount will change from time to time, subject to the guidelines described above.

These limits are measured at the time of purchase and subsequently could increase as a result of shareholder activity or market fluctuation.  In this event, the Fund would not be required to sell portfolio securities.  The Fund considers high yield bonds  to be debt securities rated lower than BBB- by Standard & Poor’s Corporation or Baa3 by Moody’s Investor Services, Inc. or, if unrated, determined by the Advisor to be of comparable quality, each as determined as of the time of purchase.   These bonds are subject to a number of risks which can be significant.  For example, these issuers typically have a lower ability to make principal and interest payments.  An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities.  If an issuer declares bankruptcy, the Fund could lose its entire investment.  When the Fund invests in high yield bonds (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign issuers generally are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

These risks increase when the Fund invests in high yield bonds issued by companies or sovereign nations located in emerging markets, such as increased illiquidity, significant price volatility, restrictions on foreign investment or repatriation, possible nationalization of investment income and capital, currency declines, and inflation (including rapid fluctuations in inflation rates).   The Fund may be unable to sell these bonds at an advantageous time or price (liquidity risk).  If the Fund is unable to sell such securities when necessary or desirable, it may incur losses and may be restricted in its ability to take advantage of other market opportunities.  In addition, illiquid high yield bonds typically are more difficult to value, and usually require the Advisor’s judgment in the valuation process.  The Advisor’s judgment as to a fair value for a bond may be wrong, and there is no guarantee that the Fund will realize the entire value upon a sale.

The following disclosure is added to the investment strategy and risk discussions for the IMS Capital Value Fund, the IMS Strategic Income Fund, and the IMS Dividend Growth Fund.

Borrowing.  As previously disclosed in the Fund’s Statement of Additional Information, the Fund may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.  The Fund does not intend to borrow in excess of 5% of its total assets at the time of borrowing.   The Fund may borrow to purchase securities, and it may borrow to prevent the Fund from selling a portfolio security at a disadvantageous time in order to meet shareholder redemptions.  Borrowing magnifies the potential for gain or loss by the Fund and, therefore increases the possibility of fluctuation in the Fund’s net asset value.  This is the speculative factor known as leverage.  Because the Fund’s investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Fund’s net asset value may tend to increase more as the value of its investments increases, or to decrease more as the value of its investments decreases, during times of borrowing.  Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will decrease the Fund’s investment performance.

This supplement and the Prospectus provide the information a prospective investor should know about the IMS Funds and should be retained for future reference. A Statement of Additional Information, dated September 30, 2010, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 934-5550.

Supplement dated September 6, 2011